EXHIBIT 99.1
EXECUTION COPY
$150,000,000
Pier 1 Imports, Inc.
6.375% Convertible Senior Notes due February 15, 2036
Purchase Agreement
February 8, 2006
J.P. Morgan Securities Inc.
277 Park Avenue
9th Floor
New York, New York 10172
Ladies and Gentlemen:
     Pier 1 Imports, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to J.P. Morgan Securities Inc. (the “Initial Purchaser”), $150,000,000 principal amount of its 6.375% Convertible Senior Notes due 2036 (the “Firm Securities”) to be issued pursuant to the provisions of an Indenture dated as of February 14, 2006 (the “Indenture”) among the Company, the Guarantors (as defined below) and JPMorgan Chase Bank, National Association, as Trustee (the “Trustee”). The Company also proposes to issue and sell to the Initial Purchaser not more than an additional $15,000,000 principal amount of its 6.375% Convertible Senior Notes due 2036 (the “Additional Securities”, and together with the Firm Securities, the “Securities”) if and to the extent that the Initial Purchaser shall have determined to exercise the right to purchase such 6.375% Convertible Senior Notes due 2036 granted to the Initial Purchaser in Section 1 hereof. Subject to the provisions of the Indenture, the Securities will be fully and unconditionally guaranteed (the “Subsidiary Guarantees”) on an unsecured senior subordinated basis by all of the subsidiaries of the Company that are currently a party, either as a borrower or a facility guarantor, to the Credit Agreement dated November 22, 2005 among Pier 1 Imports (U.S.), Inc., Pier 1 Kids, Inc., Bank of America, N.A., as administrative agent and collateral agent, and the lenders party thereto (which subsidiaries are listed on the signature pages to this Agreement), and all of the direct and indirect future domestic subsidiaries of the Company who execute a supplemental indenture in order to become

Guarantors in accordance with the terms of the Indenture (collectively, the “Guarantors”). The Securities will be convertible into shares (the “Underlying Securities”) of common stock of the Company, par value $1.00 per share (the “Common Stock”).
     The Securities, the Underlying Securities and the Subsidiary Guarantees will be offered without being registered under the Securities Act of 1933, as amended (together with the rules and regulations promulgated there under, the “Securities Act”), only to “qualified institutional buyers” (as defined in the Securities Act) in compliance with the exemption from registration provided by Rule 144A under the Securities Act.
     Each Initial Purchaser and its direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement dated as of the Closing Date among the Company, the Guarantors and the Initial Purchaser (the “Registration Rights Agreement”).
     In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum (including the documents incorporated by reference therein, the “Preliminary Memorandum”) and will prepare a final offering memorandum (including the documents incorporated by reference therein, the “Final Memorandum” and, collectively the “Offering Memorandum”) for the information of the Initial Purchaser and for delivery to prospective purchasers of the Securities. The time when sales of Securities are first made or confirmed by the Initial Purchaser to qualified institutional buyers is referred to as the “Time of Sale,” and the Preliminary Memorandum, together with the other information referenced on Schedule I hereto, is referred to as the “Time of Sale Information.” If, subsequent to the date of this Agreement, the Company and the Initial Purchaser have determined that such Time of Sale Information included an untrue statement of a material fact or omitted a statement of material fact necessary to make the information therein, in the light of the circumstances under which it was made, not misleading and have agreed to provide an opportunity to purchasers of the Securities to terminate their old purchase contracts and enter into new purchase contracts, then “Time of Sale Information” will refer to the information available to purchasers at the time of entry into the first such new purchase contract.
     The Company hereby agrees with the Initial Purchaser as follows:
     1. Agreements to Sell and Purchase. The Company agrees to issue and sell the Firm Securities to the Initial Purchaser as hereinafter provided, and the Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase from the Company the Firm Securities at a purchase price of 97.00% of the principal amount thereof (the “Purchase Price”), plus accrued interest, if any, from February 14, 2006, to the date of payment and delivery.
     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Initial Purchaser the Additional Securities, and the Initial Purchaser shall have the right to purchase in whole, or from time to time in part, up to $15,000,000 principal amount of Additional Securities at the Purchase Price plus accrued interest, if any, from the Closing Date (as defined below) to the date of payment and delivery, solely to cover over-allotments, if any. If the Initial Purchaser exercises such option, the Initial Purchaser shall so notify the Company in writing not later than 13 days after the date of this Agreement, which notice shall specify the principal amount of Additional Securities to be purchased by the Initial Purchaser and the date on which such Additional Securities are to be purchased. Such date may be the same as the Closing Date but not earlier than the Closing Date nor later than ten business days after the date of such notice.
     The Company acknowledges and agrees that the Initial Purchaser is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Securities and the Underlying Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, the Initial Purchaser is not advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Initial Purchaser shall have no responsibility or liability to the Company with respect thereto. Any review by the Initial Purchaser of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Initial Purchaser and shall not be on behalf of the Company.
     2. Terms of the Offering. The Company understands that the Initial Purchaser intends (i) to offer privately pursuant to Rule 144A under the Securities Act their respective portions of the Securities as soon after this Agreement has become effective as in the judgment of the Initial Purchaser is advisable and (ii) initially to offer the Securities upon the terms set forth in the Final Memorandum.
     The Company confirms that it has authorized the Initial Purchaser, subject to the restrictions set forth below, to distribute copies of the Offering Memorandum in connection with the offering of the Securities. The Initial Purchaser hereby makes to the Company the following representations and agreements:

     (i) the Initial Purchaser is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act;
     (ii) offers and sales of the Securities will be made only by the Initial Purchaser or its affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made;
     (iii) (A) the Initial Purchaser has not solicited offers for, or offered or sold, and will not solicit offers for, or offer to sell, the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act (“Regulation D”)) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (B) the Initial Purchaser has solicited and will solicit offers for the Securities only from, and has offered or sold and will offer, sell or deliver the Securities only to persons who it reasonably believes to be “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act that in purchasing the Securities are deemed to have represented and agreed as provided in the Offering Memorandum;
     (iv) the Initial Purchaser has not offered or sold and, prior to the date six months after the date of issuance of the notes, will not offer or sell any notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the United Kingdom Public Offers of Securities Regulations 1995 (as amended);
     (v) the Initial Purchaser (i) is a person whose ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business and (ii) has not offered or sold and will not offer or sell the notes other than to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or as agent) for the purposes of their businesses or who it is reasonable to expect will acquire, hold, manage or dispose of investments (as principal or agent) for the purposes of their businesses where the issue of the notes would otherwise constitute a contravention of Section 19 of the United Kingdom Financial Services and Markets Act 2000 (the “FSMA”);
     (vi) the Initial Purchaser has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the notes in circumstances in which Section 21(1) of the FSMA does not apply to us or the guarantors; and
     (vii) the Initial Purchaser has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the notes in, from or otherwise involving the United Kingdom.
With respect to offers and sales of the Securities inside the United States to “qualified institutional buyers” within the meaning of Rule 144A, as described in clause (iii)(B) above, the Initial Purchaser hereby represents and agrees with the Company that prior to or contemporaneously with the purchase of the Securities, the Initial Purchaser will take reasonable steps to inform, and cause each of its affiliates to take responsible steps to inform, U.S. persons acquiring Securities from such Initial Purchaser or affiliate, as the case may be, or other person acquiring Securities from such Initial Purchaser or affiliate in the United States, as the case may be, that the Securities (A) are being sold to them in reliance on Rule 144A under the Securities Act, (B) have not been and, except as described in the Offering Memorandum, will not be registered under the Securities Act, and (C) may not be offered, sold or otherwise transferred except as described in the Offering Memorandum.
     3. Payment for Securities. Payment for the Firm Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Securities for the account of the Initial Purchaser at 10:00 a.m., New York City time, on February 14, 2006. The time and date of such payment are hereinafter referred to as the “Closing Date.”
     Payment for any Additional Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Securities for the account of the Initial Purchaser at 10:00 a.m., New York City time, on the date specified in the notice described in Section 1 or at such other time on the same or on such other date, in any event not later than February 21, 2006, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Option Closing Date.”
     Certificates for the Firm Securities and Additional Securities shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Securities and Additional Securities shall be delivered to the Initial Purchaser on the Closing Date and the Option Closing Date, respectively, for the Initial Purchaser’s account, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchaser duly paid, against payment of the Purchase Price therefor plus accrued interest, if any, to the date of payment and delivery.
     4. Representations and Warranties. The Company and each of the Guarantors jointly and severally represent and warrant to the Initial Purchaser that:
     (a) the Preliminary Memorandum did not, as of its date, the Time of Sale Information, did not, as of the Time of Sale, and the Final Memorandum did not, as of its date, and will not, as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use therein;
     (b) the documents incorporated by reference in the Time of Sale Information and the Final Memorandum, when they were filed with the Securities and Exchange Commission (the “Commission”), conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Final Memorandum, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
     (c) the financial statements, and the related notes thereto, of the Company included or incorporated by reference in the Time of Sale Information and the Final Memorandum present fairly, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; and said financial statements have been prepared in conformity with United States generally accepted accounting principles and practices applied on a consistent basis, except as described in the notes to such financial statements; and the supporting schedules incorporated by reference in the Time of Sale Information and the Final Memorandum present fairly the information required to be stated therein; and the other financial and statistical information and any other financial data set forth in the Time of Sale Information and the Final Memorandum present fairly, in all material respects, the information purported to be shown thereby at the respective dates or for the respective periods to which they apply and, to the extent that such information is set forth in or has been derived from the financial statements and accounting books and records of the Company, have been prepared on a basis consistent with such financial statements and the books and records of the Company;
     (d) since the respective dates as of which information is given in the Time of Sale Information and the Final Memorandum, there has not been any change in the capital stock, other than changes that may result under any of the Company’s existing employee stock and non-employee director stock plans, stock ownership plans or dividend reinvestment plans, including but not limited to, the Company’s Stock Purchase Plan, Management Restricted Stock Plan, 1999 Stock Plan, the Directors Deferred Stock Program, 1989 Employee Stock Option Plan and the 1989 Non-Employee Director Plan (the “Plans”) or long-term debt of the Company or any of its subsidiaries which are “significant subsidiaries” within the meaning of Regulation S-X promulgated under the Securities Act (each, a “Significant Subsidiary” and collectively, the “Significant Subsidiaries”), or any issuance of any options, warrants, convertible securities or rights to purchase capital stock of the Company or any of the Significant Subsidiaries, except in connection with the Plans, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”), otherwise than as set forth or contemplated in the Time of Sale Information and the Final Memorandum; the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock; except for its regular quarterly dividend of $0.10 per share payable on February 15, 2006; and except as set forth, incorporated by reference or contemplated in the Time of Sale Information and the Final Memorandum, neither the Company nor any of its Significant Subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries, taken as a whole;
     (e) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Time of Sale Information and the Final Memorandum, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect;
     (f) each of the Company’s Significant Subsidiaries has been duly organized or formed and is validly existing as a corporation, limited liability company, partnership, liability partnership or statutory trust, with all requisite corporate, limited liability company, partnership, limited partnership or statutory trust, as the case may be, power and authority to own its properties and conduct its business as described in the Time of Sale Information and the Final Memorandum, and, as applicable, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect; and all the outstanding shares of capital stock of each Significant Subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable, and are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;
     (g) this Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors;
     (h) the Company had, at the date indicated in the Time of Sale Information and the Final Memorandum, a duly authorized, issued and outstanding capitalization as set forth in the Time of Sale Information and the Final Memorandum under the caption “Capitalization” and such authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Time of Sale Information and the Final Memorandum; there are no outstanding options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, any shares of capital stock of any subsidiary, or any such warrants, convertible securities or obligations, except as set forth in the Time of Sale Information and the Final Memorandum and except pursuant to the Plans; except for this Agreement and the Registration Rights Agreement or the Plans, there are no contracts, commitments, agreements, arrangements, understandings or undertakings of any kind to which the Company is a party, or by which it is bound, granting to any person the right to require either the Company to file a registration statement under the Securities Act with respect to any securities of the Company or requiring the Company to include such securities with the Securities registered pursuant to any registration statement;
     (i) the shares of Common Stock outstanding on the date hereof have been duly authorized and are validly issued, fully paid and non-assessable;
     (j) the Securities have been duly authorized by the Company, and when duly executed, authenticated, issued and delivered as provided in the Indenture (assuming due authentication of the Securities by the Trustee) and paid for as provided herein will constitute valid and binding obligations of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity); and the Securities will conform to the descriptions thereof in the Time of Sale Information and the Final Memorandum;
     (k) the Indenture has been duly authorized by the Company and each of the Guarantors, and when executed and delivered by the Company and each of the Guarantors (assuming the authorization, execution and delivery by the Trustee), will be a valid and binding instrument of the Company and each of the Guarantors; enforceable against such entities in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity); and the Indenture will conform to the description thereof in the Time of Sale Information and the Final Memorandum;
     (l) upon issuance and delivery of the Securities in accordance with the Agreement and the Indenture, the Securities will be convertible at the option of the holder thereof into shares of the Underlying Securities in accordance with the terms of the Securities; the Underlying Securities reserved for issuance upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.

     (m) the Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and when executed and delivered by the Company and each of the Guarantors (assuming the due authorization, execution and delivery thereof by the Initial Purchaser), shall constitute the legal, valid and binding obligation of the Company, enforceable against such entities in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto; and the Registration Rights Agreement conforms to the description thereof in the Time of Sale Information and the Final Memorandum;
     (n) Each of the Guarantors has all requisite corporate, limited liability company, partnership, limited partnership or statutory trust, as the case may be, power and authority to execute, issue and deliver the Subsidiary Guarantees and perform its obligations thereunder. The Subsidiary Guarantees have been duly authorized by each of the Guarantors and when the Subsidiary Guarantees are duly endorsed on the Securities in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchaser pursuant to this Agreement on the Closing Date, assuming due authorization of the Securities by the Trustee, such Subsidiary Guarantees will constitute legally valid and binding obligations of the respective Guarantors, entitled to the benefits of the Indenture and enforceable against the respective Guarantors in accordance with their terms, subject to applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and equitable principles of general applicability and an implied covenant of good faith and fair dealing;
     (o) neither the Company nor any of the Guarantors is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Certificate of Incorporation, Bylaws or other organizational documents or under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Guarantors is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually or in the aggregate are not material to the Company and its subsidiaries, taken as a whole, or to the holders of the Securities. The issue and sale of the Securities and the issuance by the Company of the

Underlying Securities upon conversion of the Securities and the performance by the Company and each of the Guarantors of all its obligations under the Securities, the Indenture, the Registration Rights Agreement, the Subsidiary Guarantees and this Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or the Bylaws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its Significant Subsidiaries or any of their respective properties; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Registration Rights Agreement, the Subsidiary Guarantees or the Indenture, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as may be required under (i) state securities or Blue Sky Laws in connection with the purchase and distribution of the Securities by the Initial Purchaser or (ii) under the Securities Act with respect to the registration of the Securities and the Underlying Securities pursuant to the terms of the Registration Rights Agreement;
     (p) other than as set forth in the Time of Sale Information and the Final Memorandum, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or any of their respective properties or to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject which, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have, or reasonably be expected to have, (i) a Material Adverse Effect, or (ii) a material adverse effect on the consummation of the transactions contemplated in this Agreement; the aggregate of all pending legal and governmental proceedings that are not described in the Time of Sale Information and the Final Memorandum to

which the Company or any of its subsidiaries is a party or which affect any of their respective properties and in which there is a reasonable possibility of an adverse decision, including ordinary routine litigation incidental to the business of the Company or any Significant Subsidiary, would not have a Material Adverse Effect;
     (q) neither the Company, nor any affiliate (as defined in Rule 501(b) of Regulation D) of the Company has directly, or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the offering contemplated by the Time of Sale Information and the Final Memorandum;
     (r) none of the Company, any affiliate of the Company or any person acting on its or their behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act;
     (s) the Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act;
     (t) assuming the accuracy of the representations of the Initial Purchaser contained in Section 2 hereof and its compliance with the agreements set forth therein, it is not necessary in connection with the offer, sale and delivery of the Securities in the manner contemplated by this Agreement, the Time of Sale Information and the Final Memorandum to register the Securities, Underlying Securities or the Subsidiary Guarantees under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended;
     (u) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Time of Sale Information and the Final Memorandum, will not be required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;
     (v) Ernst & Young LLP, who have certified the consolidated financial statements of the Company as of February 26, 2005, are independent public accountants as required under the Securities Act;
     (w) the Company and its Significant Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith, except where the failure to do so would not have a Material Adverse Effect;
     (x) no labor disputes exist with employees of the Company or of its Significant Subsidiaries which are likely to have a Material Adverse Effect;
     (y) each of the Company and its Significant Subsidiaries is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health or the environment or imposing liability or standards of conduct concerning any Hazardous Material (collectively, “Environmental Laws”), except where such non-compliance with Environmental Laws could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. The term “Hazardous Material” means (i) any “hazardous substance” as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any “hazardous waste” as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl, and (v) any pollutant or contaminant or hazardous, dangerous, or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law;
     (z) each of the Company and its Significant Subsidiaries owns or possesses the right to use the patents, patent licenses, trademarks, service marks, trade names, copyrights and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the “Intellectual Property”) reasonably necessary to carry on the business conducted by each as conducted on the date hereof, except to the extent that the failure to own or possess the right to use such Intellectual Property could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, and, except as set forth or incorporated by reference in the Time of Sale Information and Final Memorandum, neither the Company nor any Significant Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property, except for notices the content of which if accurate could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect;
     (aa) the Company and each of its Significant Subsidiaries have all licenses, franchises, permits, authorizations, approvals and orders of and from all governmental and regulatory officials and bodies that are necessary to own or lease and operate their properties and conduct their businesses as described in the Time of Sale Information and the Final Memorandum and that are material in relation to the business of the Company and its subsidiaries, taken as a whole;
     (bb) each of the Company and its Significant Subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Significant Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Time of Sale Information and the Final Memorandum or such as do not interfere with the use made and proposed to be made of such property by the Company and its Significant Subsidiaries and would not have a material adverse effect on the Company and its Significant Subsidiaries, taken as a whole; and any real property and buildings held under lease by the Company and its Significant Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Significant Subsidiaries, in each case except as described in the Time of Sale Information and the Final Memorandum;
     (cc) the Company is in compliance with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), except where the failure to be in such compliance would not, individually or in the aggregate, have a Material Adverse Effect; no “reportable event” (as defined in ERISA) has occurred with respect to any “defined benefit plan” (as defined in ERISA) for which the Company would have any liability, except where such liability would not, individually or in the aggregate, have a Material Adverse Effect; except for matters that would not, individually or in the aggregate, have a Material Adverse Effect, the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “defined benefit plan” or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (“Code”); and each “defined benefit plan” for which the Company and each of its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would reasonably be expected cause the loss of such qualification; and no “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of Code or

“accumulated funding deficiency” (as defined in section 302 of ERISA) has occurred;
     (dd) (i) the Company and each of its Significant Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (ii) the Company maintains a system of “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act);
     (ee) the information set forth in the Form 10-K for the fiscal year ended February 26, 2005 under Item 1(c) “Narrative Description of Business” is, as of the date it was filed with the Commission, correct in all material respects and fairly and correctly presents the information called for with respect thereto in all material respects; and
     (ff) the Company is in substantial compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 that are effective.
     5. Covenants of the Company. The Company and each of the Guarantors covenants and agrees with the Initial Purchaser as follows:
     (a) the Company will deliver to the Initial Purchaser as many copies of the Preliminary Memorandum and the Final Memorandum (including all amendments and supplements thereto) as the Initial Purchaser may reasonably request;
     (b) before distributing any amendment or supplement to the Time of Sale Information or the Final Memorandum, the Company will furnish to the Initial Purchaser a copy of the proposed amendment or supplement for review and not to distribute any such proposed amendment or supplement to which the Initial Purchaser reasonably objects;
     (c) if, at any time prior to the completion of the initial placement of the Securities by the Initial Purchaser, any event shall occur as a result of which it is necessary in the opinion of the Initial Purchaser to amend or supplement the Time of Sale Information or the Final Memorandum in order that the Time of Sale Information or the Final Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Time of Sale Information or the Final Memorandum is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Time of Sale Information or the Final Memorandum to comply with law, the Company will forthwith prepare and furnish, at the expense of the Company, to the Initial Purchaser and to the dealers (whose names and addresses the Initial Purchaser will furnish to the Company) to which Securities may have been sold by the Initial Purchaser and to any other dealers upon request, such amendments or supplements to the Time of Sale Information or the Final Memorandum as may be necessary to correct such untrue statement or omission or so that the statements in the Time of Sale Information or the Final Memorandum as so amended or supplemented will comply with applicable law;
     (d) the Company will endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities and to pay all fees and expenses (including fees and disbursements of counsel to the Initial Purchaser) reasonably incurred in connection with such qualification and in connection with the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as the Initial Purchaser may designate; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified;
     (e) without the prior written consent of J.P. Morgan Securities Inc., the Company will not, during the period ending 90 days after the date of the Final Memorandum, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right (excluding rights under a shareholder rights plan) or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock or (iii) file with the Commission a registration statement under the Securities Act relating to any additional shares of its Common Stock or securities convertible into, or exchangeable for, any shares of its Common Stock, or publicly disclose the intention to effect any transaction described in clause (i), (ii) or (iii), whether any such transaction described in clause (i) or (ii)

above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided that the foregoing shall not apply to the Company’s (A) sale of the Securities under this Agreement or the issuance of the Underlying Securities or Subsidiary Guarantees, (B) issuance and sale of Common Stock and the filing of related registration statements pursuant to the Plans, (C) issuance of Common Stock issuable upon the exercise of warrants or the conversion of securities outstanding on the date hereof, (D) entering into the convertible note hedge transaction concurrently with the pricing of the Securities and (E) filing of any registration statement in respect of the Securities, the Underlying Securities and the Subsidiary Guarantees;
     (f) the Company will use the net proceeds received by the Company from the sale of the Securities pursuant to this Agreement in the manner specified in the Time of Sale Information and the Final Memorandum under the caption “Use of Proceeds”;
     (g) during the period from the Closing Date until two years after the Closing Date, or the Option Closing Date, if applicable, without the prior written consent of the Initial Purchaser, the Company will not, and will not permit any of its “affiliates” (as defined in Rule 144 under the Securities Act) to, resell any of the Securities, Underlying Securities or the Subsidiary Guarantees which constitute “restricted securities” under Rule 144 that have been reacquired by any of them;
     (h) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all fees, costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) incident to the preparation, printing and distribution of the Preliminary Memorandum, Time of Sale Information and the Final Memorandum (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchaser may designate (including fees of counsel for the Initial Purchaser and their disbursements), (iv) in connection with the admission for trading of the Securities on any securities exchange or inter-dealer quotation system (as well as in connection with the admission of the Securities for trading in the Private Offerings, Resales and Trading through Automatic Linkages (“PORTAL”) system of the National Association of Securities Dealers,

Inc. or any appropriate market system), (v) related to any filing with the National Association of Securities Dealers, Inc., (vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, the Preliminary and Supplemental Blue Sky Memoranda and any Legal Investment Survey and the furnishing to Initial Purchaser and dealers of copies of the Preliminary Memorandum and the Final Memorandum, including mailing and shipping, as herein provided, (vii) payable to rating agencies in connection with the rating of the Securities, (viii) in connection with the listing of the Underlying Securities on the New York Stock Exchange, and (ix) any expenses incurred by the Company in connection with a “road show” presentation to potential investors (it being understood that, except as expressly set forth in this Section 5(i) and elsewhere in this Agreement (including, but not limited to, Sections 7 and 10 hereof), the Company shall have no obligation to pay any costs and expenses of the Initial Purchaser);
     (i) while the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to the purchasers and any holder of Securities in connection with any sale thereof and any prospective purchaser of Securities and securities analysts, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act (or any successor thereto);
     (j) the Company will not take any action prohibited by Regulation M under the Exchange Act, in connection with the distribution of the Securities contemplated hereby;
     (k) none of the Company, any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any person acting on behalf of the Company or such affiliate will solicit any offer to buy or offer or sell the Securities, the Underlying Securities or the Subsidiary Guarantees by means of any form of general solicitation or general advertising within the meaning of Regulation D, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;
     (l) none of the Company, any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any person acting on behalf of the Company or such affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which will be integrated with the sale of the Securities, the

Underlying Securities or the Subsidiary Guarantees in a manner which would require the registration under the Securities Act of the Securities, Underlying Securities or the Subsidiary Guarantees, and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the Securities Act with the offering contemplated hereby;
     (m) prior to any registration of the Securities pursuant to the Registration Rights Agreement, or at such earlier time as may be so required, to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “TIA”), and to enter into any necessary supplemental indentures in connection therewith;
     (n) the Company will use its best efforts to cause the Securities to be eligible for trading on PORTAL;
     (o) the Company will reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy all obligations to issue the Underlying Securities upon conversion of the Securities;
     (p) the Company will use its reasonable best efforts to cause all shares of the Underlying Securities to be listed on the New York Stock Exchange in accordance with its rules and regulations; and
     (q) no later than 5 business days after the Closing Date, an application for the listing of the Underlying Securities will be submitted to the New York Stock Exchange.
     6. Conditions to the Initial Purchaser’s Obligations. The obligations of the Initial Purchaser hereunder to purchase the Firm Securities on the Closing Date are subject to the performance by the Company and each of the Guarantors of its obligations hereunder and to the following additional conditions:
     (a) the representations and warranties of the Company and each of the Guarantors contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Company and each of the Guarantors shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;
     (b) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, except for any downgrading by Moody’s in conformity with the downgrading by S&P on February 7, 2006, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement in the rating accorded any securities (excluding the Securities) of or guaranteed by the Company by any “nationally recognized statistical rating organization”, as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;
     (c) since the respective dates as of which information is given in the Time of Sale Information and the Final Memorandum (excluding any amendment or supplement thereto after the date hereof), there shall not have been (i) any change in the capital stock, except in connection with the Plans, or long-term debt of the Company or any of the subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, its financial condition, management or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth in the Time of Sale Information and the Final Memorandum; or (ii) any suspension or material limitation of trading in the capital stock of the Company on the New York Stock Exchange, the effect of which in the judgment of the Initial Purchaser makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the Closing Date on the terms and in the manner contemplated in the Time of Sale Information and the Final Memorandum;
     (d) the Initial Purchaser shall have received on and as of the Closing Date a certificate of an executive officer of the Company, with specific knowledge about the Company’s financial matters, satisfactory to the Initial Purchaser to the effect set forth in Sections 6(a) and 6(b) and to the further effect that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Information and the Final Memorandum;
     (e) Winstead Sechrest & Minick P.C., outside counsel for the Company, shall have furnished to the Initial Purchaser their written opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchaser, to the effect that:
     (i) the Company and each of the Guarantors has been duly incorporated or formed and is validly existing as a corporation, limited liability company, partnership, liability partnership or statutory trust, in good standing under the laws of its jurisdiction of incorporation, with the corporate, limited liability company, partnership, limited partnership or statutory trust, as the case may be, power and authority to own its properties and conduct its business as described in the Time of Sale Information and the Final Memorandum;
     (ii) the Company and each of the Guarantors has all requisite corporate, limited liability company, partnership, limited partnership or statutory trust, as the case may be, power and authority to execute and deliver this Agreement and the Registration Rights Agreement and to perform its obligations thereunder; the execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and each of the Guarantors have been duly authorized by all necessary corporate action on the part of the Company and each of the Guarantors; this Agreement has been duly and validly executed and delivered by the Company and each of the Guarantors; and the Registration Rights Agreement has been duly and validly executed and delivered by the Company and each of the Guarantors and (assuming the due authorization, execution and delivery thereof by the Initial Purchaser) constitutes the legal, valid and binding obligation of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity);
     (iii) Each of the Guarantors has all requisite corporate, limited liability company, partnership, limited partnership or statutory trust, as the case may be, power and authority to execute, issue and deliver the Subsidiary Guarantees and perform its obligations thereunder. The Subsidiary Guarantees have been duly authorized by each of the Guarantors and when the Subsidiary Guarantees are duly endorsed on the Securities in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchaser pursuant to this Agreement on the Closing Date, assuming due authorization of the Securities by the Trustee, such Subsidiary Guarantees will constitute legally valid and binding obligations of the respective Guarantors, entitled to the benefits of the Indenture and enforceable against the respective Guarantors in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity);
     (iv) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Time of Sale Information and the Final Memorandum;
     (v) the Securities have been duly authorized and, when executed by the Company and authenticated by the Trustee in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will be legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture;
     (vi) the Underlying Securities reserved for issuance upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights under the Company’s Certificate of Incorporation or Bylaws or under the Delaware General Corporation Law;
     (vii) the Company and each of the Guarantors have all requisite corporate, limited liability company and statutory trust power and authority to execute and deliver the Indenture and perform its obligations thereunder; the execution and delivery of the Indenture have been authorized by all necessary corporate, limited liability company and statutory trust action on the part of the Company and each of the Guarantors; the Indenture has been duly executed and delivered by the Company and each of the Guarantors and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding instrument of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity);

     (viii) each of the Indenture, the Registration Rights Agreement, the Securities, the Underlying Securities and the Subsidiary Guarantees conform in all material respects to the description thereof contained in the Time of Sale Information and the Final Memorandum;
     (ix) no consent, approval, authorization or qualification of or with any federal or state court, governmental agency or body is required for the issue and sale of the Securities and the issuance of the Underlying Securities and Subsidiary Guarantees or the consummation by the Company of the transactions contemplated by this Agreement, the Registration Rights Agreement, the Indenture or the Subsidiary Guarantees (other than federal securities laws, as to which such counsel expresses no opinion in this paragraph except with respect to the Company’s obligations under the Registration Rights Agreement, and state securities or blue sky laws, as to which such counsel expresses no opinion, and rules and regulations of the New York Stock Exchange);
     (x) assuming (i) the representations of the Initial Purchaser, the Company and each of the Guarantors contained in this Agreement are true, correct and complete, (ii) compliance by the Initial Purchaser, the Company and each of the Guarantors with their respective covenants set forth in this Agreement and (iii) the accuracy of the representations and warranties made in accordance with this Agreement, Time of Sale Information and the Final Memorandum by purchasers to whom the Initial Purchaser initially resell the Securities, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchaser pursuant to this Agreement, in the manner contemplated by this Agreement and described in the Time of Sale Information and the Final Memorandum, to register the Securities, Underlying Securities and Subsidiary Guarantees under the Securities Act of 1933, as amended, or to qualify the Indenture under the Trust Indenture Act of 1939, as amended;
     (xi) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Time of Sale Information and the Final Memorandum, will not be required to register as an “investment company” as defined in the Investment Company Act of 1940, as amended;
     (xii) when the Securities are issued and delivered pursuant to this Agreement, none of the Securities will be of the same class

(within the meaning of Rule 144A under the Securities Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system;
     (xiii) the statements in the Time of Sale Information and the Final Memorandum under the captions “Description of notes,” “Description of capital stock”, “Transfer restrictions,” and “Certain United States federal income tax considerations”, insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present in all material respects the information called for with respect to such legal matters, documents or proceedings;
     (xiv) such counsel believes that (except for the financial statements and related schedules included therein as to which such counsel need express no belief) the Time of Sale Information did not, as of the Time of Sale, and does not as of the Closing Date, and the Final Memorandum did not, as of the date of this Agreement, and does not as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and
     (xv) the issue and sale of the Securities and the issuance by the Company of the Underlying Securities upon conversion of the Securities and the performance by the Company and each of the Guarantors of its obligations under the Securities, the Indenture, the Registration Rights Agreement, Subsidiary Guarantees and this Agreement and the consummation of the transactions herein and therein contemplated will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument filed by the Company with the Commission and listed in the exhibit list to its Annual Report on Form 10-K for the fiscal year ended February 26, 2005, or filed with any other report on Form 10-Q or Form 8-K since such date, nor will any such action result in any violation of the provisions of the Certificate of Incorporation, Bylaws or other organizational documents of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its domestic Significant Subsidiaries or any of their respective properties.
     In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the States of Texas and Delaware, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (reasonably satisfactory to the Initial Purchaser’s counsel) of other counsel reasonably acceptable to the Initial Purchaser’s counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. With respect to the matters to be covered in subparagraph (xiv) above, counsel may state their opinion and belief is based upon their participation in the preparation of the Time of Sale Information and the Final Memorandum and any amendment or supplement thereto but is without independent check or verification except as specified.
(f) Corporate Counsel of the Company, shall have furnished to the Initial Purchaser his written opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchaser, to the effect that:
     (i) the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect;
     (ii) each of the Company’s domestic Significant Subsidiaries has been duly organized or formed and is validly existing as a corporation, limited liability company, partnership, limited partnership or statutory trust under the laws of its jurisdiction of incorporation with power and authority (corporate and other) to own its properties and conduct its business as described in the Time of Sale Information and the Final Memorandum and, as applicable, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified and in good standing would not have a Material Adverse Effect; and all of the outstanding shares of capital stock of each Significant

Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except in the case of foreign subsidiaries, for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;
     (iii) to the best of such counsel’s knowledge after diligent inquiry, other than as set forth, incorporated by reference or contemplated in the Time of Sale Information and the Final Memorandum, there are no legal or governmental proceedings pending or threatened to which the Company or any of its Significant Subsidiaries is or may be a party or to which any property of the Company or its Significant Subsidiaries is or may be the subject which, if determined adversely to the Company or such subsidiaries, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect;
     (iv) the issue and sale of the Securities and the issuance by the Company of the Underlying Securities upon conversion of the Securities and the performance by the Company and each of the Guarantors of its obligations under the Securities, the Indenture, the Registration Rights Agreement, Subsidiary Guarantees and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument filed by the Company with the Commission and listed in the exhibit list to its Annual Report on Form 10-K for the fiscal year ended February 26, 2005, or filed with any other report on Form 10-Q or Form 8-K since such date, nor will any such action result in any violation of the provisions of the Certificate of Incorporation, Bylaws or other organizational documents of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its domestic Significant Subsidiaries or any of their respective properties;
     (v) the shares of Common Stock outstanding on the Closing Date have been duly authorized and are validly issued, fully paid and non-assessable; and
     (vi) such counsel is of the opinion that each document incorporated by reference in the Time of Sale Information and the Final Memorandum (except for the financial statements and related schedules included therein as to which such counsel need express no opinion) complied as to form when filed with the Commission in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.
     (g) on the date of the issuance of the Final Memorandum and also on the Closing Date, Ernst & Young LLP shall have furnished to the Initial Purchaser letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Offering Memorandum;
     (h) the Initial Purchaser shall have received on and as of the Closing Date an opinion of Davis Polk & Wardwell, counsel to the Initial Purchaser, in form and substance satisfactory to you.
     (i) the “lock-up” agreements, each substantially in the form of Exhibit A hereto, between you and the Company, its officers and its directors identified on Exhibit A-1 relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the Closing Date, shall be in full force and effect on the Closing Date.
     (j) the Securities shall have been approved for trading on PORTAL, subject only to notice of issuance at or prior to the time of purchase.
     (k) on or prior to the Closing Date the Company shall have furnished to the Initial Purchaser such further certificates and documents as the Initial Purchaser or its counsel shall reasonably request.
     The obligations of the Initial Purchaser to purchase Additional Securities hereunder are subject to the delivery to you on the Option Closing Date of such documents as you may reasonably request including with respect to the good standing of the Company and each of the Guarantors, the due authorization, execution, authentication and issuance of the Additional Securities and other matters related to the execution, authentication and issuance of the Additional Securities.
     7. Indemnity and Contribution. The Company and each of the Guarantors agree to jointly and severally indemnify and hold harmless the Initial Purchaser and each person, if any, who controls the Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum (and any amendment or supplement thereto), the Time of Sale Information or the Final Memorandum (and any amendment or supplement thereto if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company in writing the Initial Purchaser expressly for use therein.
     The Initial Purchaser agrees to indemnify and hold harmless the Company and each of the Guarantors and its directors, its officers and each person who controls the Company and each of the Guarantors within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company and each of the Guarantors to the Initial Purchaser, but only with reference to information relating to the Initial Purchaser furnished to the Company and each of the Guarantors in writing by the Initial Purchaser expressly for use in the Time of Sale Information and the Final Memorandum or any amendment or supplement thereto.
     If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Person”) in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Initial Purchaser and such control persons of the Initial Purchaser shall be designated in writing by the Representatives and any such separate firm for the Company, its directors, its officers and such control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such Indemnifying Person of the aforesaid request and the terms of the proposed settlement and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding on terms reasonably satisfactory to such Indemnified Person.
     If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and each of the Guarantors on the one hand and the Initial Purchaser on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and each of the Guarantors on the one hand and the Initial Purchaser on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and each of the Guarantors on the one hand and the Initial Purchaser on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Securities (excluding discounts and commissions, but before deducting expenses) received by the Company and the total discounts and commissions received by the Initial Purchaser bear to the aggregate offering price of the Securities. The relative fault of the Company and each of the Guarantors on the one hand and the Initial Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and each of the Guarantors or by the Initial Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     The Company, each of the Guarantors and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall the Initial Purchaser be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it were offered exceeds the amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
     The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
     The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company and each of the Guarantors set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchaser or any person controlling the Initial Purchaser or by or on behalf of the Company and each of the Guarantors, its officers or directors or any other person controlling the Company and each of the Guarantors and (iii) acceptance of and payment for any of the Securities.

     8. Termination. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Initial Purchaser, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Initial Purchaser, is material and adverse and which, in the judgment of the Initial Purchaser, makes it impracticable to offer, sell or deliver the Securities on the terms and in the manner contemplated in the Time of Sale Information or the Final Memorandum or to enforce contracts for the sale of the Securities.
     9. Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
     10. Reimbursement. If this Agreement shall be terminated by the Initial Purchaser, because of any failure or refusal on the part of the Company or any of the Guarantors to comply with the terms or to fulfill any of the conditions of this Agreement, other than due to the Initial Purchaser’s material breach of this Agreement, or if for any reason the Company or any of the Guarantors shall be unable to perform its obligations under this Agreement or any condition of the Initial Purchaser’s obligations cannot be fulfilled, other than due to the Initial Purchaser’s material breach of this Agreement, the Company and each of the Guarantors agree to reimburse the Initial Purchaser for all out-of-pocket expenses (including the reasonable fees and expenses of their outside counsel) incurred by the Initial Purchaser in connection with this Agreement or the offering contemplated hereunder.
     11. Parties. This Agreement shall inure to the benefit of and be binding upon the Company, each of the Guarantors, the Initial Purchaser, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from the Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

     12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchaser shall be given to J.P. Morgan Securities Inc., 277 Park Avenue, 9th Floor, New York, New York 10172 (telefax: (212) 622-8358); Attention: Syndicate Desk. Notices to the Company and the Guarantors shall be given to it at Pier 1 Imports, Inc., Attention: Executive Vice President and Chief Financial Officer, 100 Pier 1 Place, Fort Worth, Texas 76102 (telefax: (817) 334-0191).
     13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     14. Counterparts. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.

Very truly yours, THE COMPANY PIER 1 IMPORTS, INC.
By:	/s/ Charles H. Turner
	Name:	Charles H. Turner
	Title:	Executive Vice President - Finance, Chief Financial Officer and Treasurer

THE GUARANTORS PIER 1 ASSETS, INC.
By:	/s/ Charles H. Turner
	Name:	Charles H. Turner
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

PIER 1 KIDS, INC.
By:	/s/ Charles H. Turner
	Name:	Charles H. Turner
	Title:	Executive Vice President

PIER 1 LICENSING, INC.
By:	/s/ Charles H. Turner
	Name:	Charles H. Turner
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

PIER 1 IMPORTS (U.S.), INC.
By:	/s/ Charles H. Turner
	Name:	Charles H. Turner
	Title:	Executive Vice President and Chief Financial Officer

PIER 1 VALUE SERVICES, LLC

By:	Pier 1 Imports (U.S.), Inc.,
its sole member and manager

	By:	/s/ Charles H. Turner
Name: Charles H. Turner
Title: Executive Vice President and Chief Financial Officer

PIER 1 HOLDINGS, INC.

By:	/s/ Charles H. Turner
Name: Charles H. Turner
Title: Executive Vice President and Chief Financial Officer

PIER 1 SERVICES COMPANY,
a Delaware statutory trust

By:	Pier 1 Holdings, Inc.,
its managing trustee

	By:	/s/ Charles H. Turner
Name: Charles H. Turner
Title: Executive Vice President and Chief Financial Officer

The foregoing Purchase Agreement
is hereby confirmed and accepted
as of the date first above written.

J.P. MORGAN SECURITIES INC.

By:	/s/ Santosh Sreenivasan
Name: Santosh Sreenivasan
Title: Vice President

SCHEDULE I
Time of Sale Information

EXHIBIT A
[FORM OF LOCK-UP LETTER]
February __, 2006
J.P. Morgan Securities Inc.
277 Park Avenue
9th Floor
New York, NY 10172
Dear Sirs and Mesdames:
     The undersigned understands that J.P. Morgan Securities Inc. (the “Initial Purchaser”) proposes to enter into a Purchase Agreement (“Purchase Agreement”) with Pier 1 Imports Inc., a Delaware corporation (the “Company”), providing for the offering (the “Offering”) by the Initial Purchaser of Convertible Senior Notes due 2036 (the “Securities”). The Securities will be convertible into shares of common stock of the Company, par value $1.00 per share (the “Common Stock”).
     To induce the Initial Purchaser that may participate in the Offering to continue its efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of the Initial Purchaser, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final offering memorandum relating to the Offering (the “Final Memorandum”), (1) offer, pledge, sell contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transfers of Common Stock as a bona fide gift, including without limitation transfers by gift, will or intestacy to family members of the undersigned or to a settlement, trust, family partnership or similar entity established under the laws of any country for the direct or indirect benefit of the undersigned or (b) the cashless exercise of options to purchase Common Stock that are outstanding on the date of the Purchase Agreement or the issuance of Common Stock, deferred stock units, restricted stock or options after such date under the Company’s Plans (as defined in the Purchase Agreement) provided that in the event of any transfer pursuant to clause (a), the transferee shall enter into a lock-up agreement substantially in the form of this Letter Agreement covering the remainder of the 90-day period referred to herein. In addition, the undersigned agrees that, without the prior written consent of the Initial Purchaser, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Final Memorandum, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.
     The undersigned understands that the Company and the Initial Purchaser are relying upon this Letter Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Letter Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns. Notwithstanding the foregoing, it is agreed and understood that, in addition to the above exceptions, the Company’s executive officers and directors shall be permitted to transfer an aggregate of up to 250,000 shares without any restrictions.
     Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any offering will only be made pursuant to a Purchase Agreement, the terms of which are subject to negotiation between the Company and the Initial Purchaser.

Very truly yours,

(Name)

(Address)

EXHIBIT A-1
PERSONS SUBJECT TO LOCK-UP

Directors:	Marvin J. Girouard
John H. Burgoyne
Michael R. Ferrari
James M. Hoak, Jr.
Karen W. Katz
Terry E. London
Tom M. Thomas

Officers:	Marvin J. Girouard, Chairman, President and CEO
Charles H. Turner, Executive V.P.-Finance, CFO and Treasurer
Gregory S. Humenesky, Executive V.P. – Human Resources
Jay R. Jacobs, Executive V.P. — Merchandising
Phil E. Schneider, Executive V.P. — Marketing
David A. Walker, Executive V.P. — Logistics and Allocations
E. Mitchell Weatherly, Executive V.P. — Stores
Susan E. Barley, Senior V.P. — Controller
Michael A. Carter — Senior V.P. and General Counsel, Secretary